UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CKX Lands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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CKX LANDS, INC.

751 Bayou Pines East, Suite C

Lake Charles, LA 70601

Tel. 337-310-0547

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the annual meeting of the stockholders of CKX Lands, Inc., will be held at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, at 11:00 a.m., on Thursday April 17, 2008, for the following purposes:

1.	To elect directors.

2.	To vote on the proposal to ratify the appointment of McElroy, Quirk & Burch APC as our independent registered public accounting firm for the fiscal year ended December 31, 2008;

3.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 18, 2008, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ BRIAN R. JONES
BRIAN R. JONES Chief Financial Officer

March 5, 2008

PROXY STATEMENT

APPROXIMATE DATE OF MAILING: MARCH 5, 2008

The enclosed proxy is solicited by the Board of Directors of CKX Lands for use at its annual meeting of stockholders to be held on Thursday, April 17, 2008 at 11:00 a.m. at Chase Bank, Third Floor, One Lakeside Plaza, Lake Charles, LA, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of CKX Lands, by submission of a later dated proxy or by voting in person at the meeting. All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by CKX Lands. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of CKX Lands, none of whom will receive additional compensation for such services. CKX Lands will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands’ principal office is P.O. Box 1864, Lake Charles, LA 70602.

On February 18, 2008, CKX Lands had outstanding 1,942,495 shares of Common Stock, its only class of stock, held of record by approximately 625 holders. Only stockholders of record at the close of business on February 18, 2008, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by a plurality vote and the approval of the independent auditor will be determined by a majority vote. Abstentions will have no effect on the election of directors or the approval of the independent auditor.

Broker non-votes (described below) will have no effect on the election of directors or the approval of the independent auditor.

A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which the broker or nominee has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner’s shares with respect to the election of directors and the approval of the independent auditor. However, the broker or nominee may not have discretionary authority to vote on other matters that may properly come before the meeting. Shares as to which a broker or nominee does not vote on a matter are referred to as broker non-votes on that matter. Broker non-votes will be counted as present at the stockholders’ meeting for the purposes of calculating a quorum, but will not be counted as present for purposes of determining whether a particular matter has been approved.

The shares represented by properly executed proxies, unless previously revoked, will be voted at the meeting in accordance with the directions set forth on the proxies. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors and FOR approval of McElroy, Quirk & Burch APC as auditors. The proxy also gives authority to the proxy holders to vote the shares in their discretion on any other matter presented at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of February 17, 2008 concerning beneficial ownership of Common Stock by each director, each director nominee and each executive officer and all directors and executive officers as a group and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names.

Name of Beneficial Owner	Number Beneficially Owned		Percent of Class
Ottley Properties, LLC	140,500	(1)	7.23%
Henry E. Blake	10,000		0.51%
Joseph K. Cooper	31,600	(2)	1.63%
Arthur Hollins, III	49,477	(3)	2.55%
Brian R. Jones	200		0.01%
Laura A. Leach	77,684	(4)	4.00%
Frank O. Pruitt	20,100	(5)	1.03%
B. James Reaves, III	20,600	(6)	1.06%
Mary Watkins Savoy	17,158		0.88%
William Gray Stream	40,588	(7)	2.09%
Charles D. Viccellio	15,450		0.80%
Mary Leach Werner	20,726	(8)	1.07%
All directors and executive officers as a group	425,133		21.89%

(1)	As reported in a statement on Schedule 13G, Amendment No. 2 filed with the Securities and Exchange Commission on February 11, 2008. This stockholder’s address is 337 Metairie Road, Suite 202, Metairie, LA 70005.

(2)	Includes 31,500 shares owned by a corporation of which Mr. Cooper is an officer.

(3)	Includes 34,238 shares owned by Mr. Hollins’ children and former spouse that Mr. Hollins has power to vote. Mr. Hollins disclaims beneficial ownership of these shares. Includes 1,000 shares owned by a L.L.C. of which Mr. Hollins is manager.

(4)	Includes 8,250 shares owned by a partnership of which Mrs. Leach is a partner and 11,250 shares owned by corporations of which Mrs. Leach is a director.

(5)	Includes 2,900 shares owned by Mr. Pruitt’s wife and 2,850 shares owned by Mrs. Pruitt’s sister of whom Mr. Pruitt’s wife is joint agent and attorney in fact and 400 shares owned by a corporation of which Mr. Pruitt is a director. Mr. Pruitt disclaims beneficial ownership of these shares.

(6)	Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is manager and 1,000 shares owned by a trust for which Mr. Reaves is trustee and disclaims beneficial ownership.

(7)	Includes 40,088 shares owned by Mr. Stream’s father, aunt, grandmother and a trust, that Mr. Stream has power to vote. Mr. Stream disclaims beneficial ownership of these shares.

(8)	Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 10,700 shares owned by a corporation of which Mrs. Werner is a director.

ELECTION OF DIRECTORS

The By-laws of the Company specify the number of directors shall be ten. Frank O. Pruitt is retiring as Director as of April 17, 2008. Each director will hold office for one year and until his successor is elected and qualified. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization in the same position as listed below for the past five years except Mr. Stream and Mr. Jones.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW

Name and Age		Past Business Experience and Other Directorships	Director Since
Henry E. Blake (1) (2)	69	Private Investments; Director of Howell Industries, Inc. Partner in Blake Brothers, LLC	2007

Joseph K. Cooper	64	Manager of Walker Louisiana Properties, Vice President and Operations Manager of Prairie Land Co. Vice President of CKX Lands, Inc.	—

Arthur Hollins, III	77	President and Chief Executive Officer of CKX Lands, Inc.; Manager of PBA Properties, L.L.C.	1974

Brian R. Jones	47	Treasurer & Chief Financial Officer of CKX Lands, Inc. since December 1, 2006, Manager of BRJ Services, LLC since May 2002.	2007

Laura A. Leach (1) (4)	68	Chairman of the Board, Secretary-Treasurer and Director of Sweetlake Land & Oil Co., Inc. and North American Land Co., Inc.; Secretary-Treasurer of H. G. Chalkley & Sons, Inc.; Director of Lacassane Co., Inc.	1996

B. James Reaves (2) (3)	73	Private Investor, oil & gas; estate management; Director of Lacassane Co., Inc.	1986

Mary Watkins Savoy (2) (3)	68	Private Investments; Director of Mallard Bay Corp.	1998

William Gray Stream (1) (3)	28	President, Matilda Stream Management since 2004.	2007

Charles D. Viccellio	74	Vice-President & Secretary of CKX Land, Inc.; Attorney, Stockwell, Sievert, Viccellio, Clements & Shaddock, LLP, attorneys	1996

Mary Leach Werner (2) (3) (4)	40	Vice-President and Director of North American Land Co., Inc.	2004

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee (4) Mrs. Leach is the mother of Mrs. Werner.

Mallard Bay Corp., Walker Louisiana Properties, Lacassane Co., Inc., Sweetlake Land & Oil Co., Inc., North American Land Co., Inc., H. G. Chalkley & Sons, Inc., Prairie Land Co., Matilda Stream Management, Blake Brothers, L.L.C., and PBA Properties, L.L.C. are all land management companies. Howell Industries, Inc. is a fabricating company. BRJ Services, LLC is a business management consulting firm.

Directors Blake, Leach, Reaves, Savoy, Stream, and Werner are all “independent directors” as defined under the rules of the American Stock Exchange.

BOARD OF DIRECTORS AND COMMITTEE

During 2007, the Board of Directors held a total of five meetings. Mr. Blake, Mrs. Leach and Mr. Stream each missed two board meetings. Mr. Hollins, Mr. Jones and Mrs. Savoy each missed one board meeting. All other members attended all board meetings. During 2007, the Audit Committee held four meetings; The Compensation Committee held two meetings and the Nominating Committee held one meeting. All members attended all committee meetings.

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent public accountants to the Board of Directors. The Company has determined that Mr. Pruitt, its Chairman, qualifies as an “audit committee financial expert” under Item 401(e) of Regulation S-B. Each member of the Audit Committee meets the financial literacy requirements of the American Stock Exchange. The Compensation Committee approves all executive compensation. The Nominating Committee selects nominees for the Board of Directors. (See “Process for Nominating Directors”) The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the American Stock Exchange

PROCESS FOR NOMINATING DIRECTORS

The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships to be filled by the Stockholders of the Company. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the

Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. The Nominating Committee does not have a charter. Each of the members of the Nominating Committee is independent as defined by the American Stock Exchange.

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board. Mr. Joseph K. Cooper was recommended by management to the Nominating Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity for stockholders and others to ask questions directly of Company Directors on matters relevant to the Company. Stockholders and others may send communications to the Board to CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602. Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors attended the Company’s 2007 Annual Meeting of Shareholders. In addition, stockholders and other interested parties may, at anytime, communicate with the full Board of Directors, any individual director or any group of directors, by sending written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

COMPENSATION OF DIRECTORS

All Directors, including officers, are paid $400 per board meeting attended and $200 per missed meeting. Committee members are paid $100 per committee meeting attended and the committee chairman is paid $125 per committee meeting attended, except the Audit Committee Chairman is paid $400 per committee meeting attended.

EXECUTIVE COMPENSATION

Name and Position	Year	Salary	Bonus	All Other Compensation (1)
Arthur Hollins, III President & Chief Executive Officer	2007	$24,000	0	$1,800
	2006	$22,667	0	$2,000
	2005	$20,000	0	$2,400

(1)	Consists of Board attendance fees.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements, pension plan or profit-sharing plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CKX Lands, Inc. owns an undivided 1/6th interest in approximately 34,000 acres known as Walker Louisiana Properties (land owned in indivision, but jointly managed). Mr. Cooper is Manager of Walker Louisiana Properties. Mr. Hollins is Manager of PBA Properties, L.L.C. and Mr. Henry Blake is a member of Blake Brothers, L.L.C., each of which also owns an undivided 1/6th interest in the same property.

Mr. Viccellio’s law firm received $9,077 for legal work performed for the Company in 2007 and $215 in 2006.

LIMITATION OF LIABILITY

Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Corporation’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2007.

The Audit Committee has reviewed and discussed with the Corporation’s management and McElroy, Quirk & Burch, APC the audited financial statements of the Corporation contained in the Corporation’s Annual Report on Form 10-KSB for the Corporation’s 2007 fiscal year. The Audit Committee has also discussed with McElroy, Quirk & Burch, APC the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Corporation’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from McElroy, Quirk & Burch, APC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and has discussed with McElroy, Quirk & Burch, APC its independence from the Corporation. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-KSB for its 2007 fiscal year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. A copy of the Charter was included as Annex A in the 2007 Proxy Statement. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the American Stock Exchange.

AUDIT COMMITTEE Frank O. Pruitt (Chairman) Henry E. Blake Laura A. Leach William Gray Stream

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2007. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2008 subject to the shareholders approval. Representatives of McElroy, Quirk & Burch will attend the annual meeting, have an opportunity to make a statement if they so desire and will respond to appropriate questions.

Fees paid to McElroy, Quirk & Burch APC for each of the last two calendar years are listed in the following table.

	Audit Services Fees	Audit Related Fees	Tax Services	All Other Fees
2007	$37,000	$3,000	$1,750	-0-
2006	$34,000	$3,000	$1,750	-0-

Audit service fees include fees for services performed to comply with Generally Accepted Auditing Standards, including the recurring audit of the Company’s financial statements.

Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures for the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2007 there was no non-audit work performed which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2008. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the stockholders for their ratification as a matter of good corporate practice. Of the shares represented and entitled to vote at the meeting (whether in person or by proxy), more votes must be cast in favor of than votes cast against the proposal to ratify the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2008.

The Board of Directors recommends a vote FOR the ratification of the selection of McElroy, Quirk & Burch APC as the Company’s independent auditors for the fiscal year ended December 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company.

Based solely on a review of the Form 3, 4 and 5 filings received from, or filed by CKX Lands, Inc. on behalf of reporting persons since the beginning of 2007, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during calendar 2007.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-KSB as filed with the SEC for 2007 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

STOCKHOLDERS PROPOSALS

Proposals of stockholders intended to be included in the proxy materials, including director nominations, relating to the 2009 annual meeting of stockholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before November 7, 2008. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A stockholder wishing to propose a matter for consideration at an annual meeting of stockholders must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brian R. Jones
Brian R. Jones Treasurer and Chief Financial Officer

Lake Charles, Louisiana

March 5, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby constitutes and appoints BRIAN R. JONES and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on April 17, 2008, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.	To elect directors.

FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
(except as marked to the contrary below)	to vote for all nominees listed below

INSTRUCTION; To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

Joseph K. Cooper	Laura A. Leach
Arthur Hollins, III	B. James Reaves, III
Brian R. Jones	Mary W. Savoy
Charles D. Viccellio	William Gray Stream
Henry E. Blake	Mary Leach Werner

2.	To ratify the appointment of McElroy, Quirk & Burch APC as auditors for 2008.

☐  For            ☐  Against            ☐  Abstain

3.	In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:	SIGNATURE:

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.